METROPOLITAN SERIES FUND, INC.

(the “Fund”)

Supplement Dated August 16, 2006

to Statement of Additional Information (“SAI”)

Dated May 1, 2006

Effective immediately, in the section of the SAI entitled “Directors and Officers,” the following information is added to the chart under “Interested Directors”:

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships	Number of Portfolios in Fund Complex Overseen by Director (b)
Elizabeth M. Forget (a) Metropolitan Life Insurance Company 260 Madison Avenue New York, NY Age: 39	Director, Chairman of the Board, President and Chief Executive Officer	2006	President, Met Investors Advisory, LLC; Trustee and President, Met Investors Series Trust; Executive Vice President, MetLife Investors Group, Inc.; Director and President, MetLife Investment Funds Management LLC (since 2006); Director and Chairman of the Board, MetLife Investment Funds, Inc. (since 2006); President, Chief Executive Officer and Chair of the Board of Managers, MetLife Advisers, LLC (since 2006).	86

(a)	Ms. Forget is an “interested person” (as defined by the Investment Company Act of 1940) in that she is an employee of Metropolitan Life Insurance Company.
(b)	The Fund Complex portfolios overseen by Ms. Forget include the Fund (38 portfolios), Metropolitan Series Fund II (one portfolio), Met Investors Series Trust (43 portfolios) and MetLife Investment Funds, Inc. (four portfolios).